UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2025

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 20, 2025, Beam Global, a Nevada corporation (the “Company”), entered into a Joint Venture Agreement (the “Joint Venture Agreement”) with The Platinum Group, a company registered with the department of Economy – Abu Dhabi (“TPG”), pursuant to which the Company has agreed to establish Beam Middle East, LLC, a Limited Liability Company in Abu Dhabi, in the United Arab Emirates for the purpose of marketing, selling, manufacturing and distributing Beam Global’s products (the “Joint Venture”) in accordance with the terms of the Joint Venture Agreement and the strategy, business plan, and budget of the Joint Venture (the “Plan”). Each of the Company and TPG shall have a 50% equity interest in the Joint Venture.

Pursuant to the Joint Venture Agreement, the Joint Venture shall be established with initial funding from the Company of Fifty Thousand UAE Dirhams (approximately USD $14,000) and the Company shall be responsible to make timely capital contributions to the Joint Venture to cover all expenses as mutually agreed in the Plan to the extent not covered by Joint Venture cash flows or by authorized borrowings of the Joint Venture. 100% of the profits generated by the Joint Venture will be distributed to Beam Global until such time as any capital contributions made by the Company have been returned to the Company from Join Venture profits. Thereafter each of the Company and TPG shall receive an equal share of the profits in accordance with their equity ownership. The Joint Venture is managed by five (5) directors (the “Board”), two (2) of which are appointed by TPG (the “TPG Directors”), two (2) of which are appointed by the Company (the “Company Directors”), and a fifth being an independent director appointed by mutual approval of both TPG and the Company. The Board has full power to manage and control all aspects of the Company’s business and affairs; provided, that, certain “Major Decisions” (as defined in the Joint Venture Agreement) must be approved by each of the Company Directors. The Joint Venture Agreement may be terminated upon the expiration or non-renewal of the License Agreement (defined below), by unanimous resolution of the Company and TPG, and upon a judicial determination.

In connection with entering into the Joint Venture and executing the Joint Venture Agreement, the Company agreed to enter into a license agreement with the Joint Venture (the “License Agreement”), permitting the Joint Venture to use certain of the Company’s intellectual property, without additional compensation, on and subject to the terms set forth in the License Agreement. The License Agreement continues for a period of five (5) years, with subsequent five-year renewal options. The Company may terminate the License Agreement (i) in the event of a default of TPG; (ii) if the Company no longer controls at least fifty percent (50%) of the voting interest of the Joint Venture and the right to appoint two (2) of the five (5) Directors of the Joint Venture; or (iii) upon thirty (30) days’ prior written notice to the Joint Venture and TPG if the Joint Venture does not reasonably commence development, production, or sales efforts on or before December 31, 2025.

A copy of the Joint Venture Agreement is attached hereto as Exhibit 10.1, including Exhibit B thereto (the “License Agreement”), and incorporated in Item 1.01 of this Current Report on Form 8-K by reference. The foregoing description of the Joint Venture, the Joint Venture Agreement, and the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Joint Venture Agreement and the License Agreement.

Item 7.01.	Regulation FD Disclosure.

On June 26, 2025, the Company issued a joint press release with TPG announcing execution of the Joint venture Agreement. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Forward-Looking Statements

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the anticipated structure, governance, operations, and potential activities of the Beam Middle East, LLC joint venture; expectations regarding initial and future capital contributions; the ability of the joint venture to secure and perform on projects in the Middle East; the anticipated benefits and strategic objectives of the joint venture arrangement; the expected use of intellectual property under the license agreement; and the timing and commencement of development, production, or sales activities by the joint venture.

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These forward-looking statements are based on current assumptions and expectations and are subject to known and unknown risks, uncertainties, and other important factors that may cause actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to, risks related to entering into and operating within foreign jurisdictions, including compliance with local laws and regulations; the ability to successfully establish and operate the joint venture; political and economic conditions in the United Arab Emirates and surrounding regions; the performance of the joint venture partners; market acceptance of the Company’s products and services; and other risks identified in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Joint Venture Agreement dated June 20, 2025
99.1	Press release dated June 26, 2025
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: June 26, 2025	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer

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